SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):          MARCH 24, 2003


                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)



             ILLINOIS                       O-28557                36-3559839
       (State or other                    (Commission           (I.R.S. Employer
jurisdiction of incorporation)            File Number)           Identification
                                                                       No.)


                            1718 FRY ROAD, SUITE 450
                              HOUSTON, TEXAS  77084
              (Address of principal executive offices)  (zip code)


                                 (281) 828-2500
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     Not  applicable.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.     REGULATION  FD  DISCLOSURE

     The  following  Exhibits  are  filed  as  part  of  this  report:

EXHIBITS

ITEM  NO.    DESCRIPTION
---------    -----------

99.1         Certification  of  David  Williams,  Chief Executive Officer of the
             Company

99.2 Certification of John D. Rottweiler, Chief Financial Officer of the Company



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  26,  2003                    Humatech,  Inc.,
                                            an  Illinois  corporation

                                            /s/ David G. Williams
                                            ------------------------------------
                                            By:  David  G.  Williams
                                            Its:  President

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